Exhibit 10.1

NON-DISCLOSURE AGREEMENT

THIS NON-DISCLOSURE AGREEMENT (this “Agreement”) is made as of June 11, 2021 (the “Effective Date”) by and between OVERSEAS SHIPHOLDING GROUP, INC. (“OSG” and together with its direct and indirect subsidiaries, “Disclosing Party”) and CYRUS CAPITAL PARTNERS, L.P. (“Recipient”). For the purposes of this Agreement, each of Recipient and Disclosing Party is sometimes referred to, individually, as a “Party” and Recipient and Disclosing Party are sometimes referred to as, together, the “Parties”.

BACKGROUND

The Recipient is requesting, and may in the future request, information concerning the Disclosing Party. Disclosing Party is willing to provide such information, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the covenants, terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which consideration is hereby conclusively acknowledged by each Party, the Parties agree as follows:

1. Definitions.

(a) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Confidential Information” means all information, data, documents, agreements, files, and other materials (in any form or medium of communication, including whether disclosed orally or disclosed or stored in written, electronic, or other form or media) that is obtained from or disclosed by or on behalf of the Disclosing Party or its Representatives or otherwise, and whether obtained before, on or after the Effective Date, relating directly or indirectly to the Disclosing Party or its businesses, affairs, assets, properties, or prospects, including, without limitation, all notes, analyses, compilations, reports, forecasts, data, studies, samples, interpretations, summaries, and other documents and materials (in any form or medium of communication, whether oral, written, electronic, or other form or media) prepared by or for the Recipient that contain or otherwise reflect or are derived or based in whole or in part on such information, data, documents, agreements, files, or other materials. The term “Confidential Information” does not include information that (as evidenced by a written document): (i) at the time of disclosure is or thereafter becomes generally available to and known by the public (other than as a result of its disclosure directly or indirectly by the Recipient or any of its Representatives in violation of this Agreement); or (ii) was available to the Recipient on a non-confidential basis from a source other than the Disclosing Party or its Representatives, provided that such source is not and was not bound by a confidentiality agreement with respect to such information or otherwise prohibited from transmitting such information by a contractual, legal, or fiduciary obligation.

(c) “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, governmental entity, or other entity.

(d) “Representatives” means, as to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, managing members, general partners, agents, and consultants (including attorneys, financial advisors, and accountants).

Other terms not specifically defined in this Section 1 shall have the meanings given them elsewhere in this Agreement.

2. Duty of Confidentiality. Recipient will: (a) hold the Confidential Information in strict confidence; (b) use such Confidential Information for the sole purpose of evaluating its investment in Disclosing Party; (c) restrict disclosure of such Confidential Information to those of its Representatives with a bona fide need to know such Confidential Information in connection with evaluating Recipient’s investment in Disclosing Party; and (d) take all steps necessary or appropriate to protect the confidentiality of the Confidential Information and to assure compliance with this Agreement by its Representatives, including informing each such Person of the confidential nature of the Confidential Information and of the provisions of this Agreement, and causing each such Person to agree (i) to comply fully with the restrictions contained in this Agreement with respect to the use of Confidential Information and (ii) not to disclose such Confidential Information to any other Person; and (e) not modify, reverse engineer, decompile, create other works from, or disassemble any such Confidential Information. Recipient shall be liable for a breach of this Agreement by any of its Representatives.

3. Confidential Information Required to be Disclosed by Law. In the event that Recipient or any of its Representatives is required by law, regulation, legal or regulatory process (including interrogatories, subpoena, request for information or documents, civil investigation, demand or similar process) court order, supervisory authority, any applicable rules and regulations of any national securities exchange, or other governmental requirement (each a “Governmental Requirement”) to disclose any Confidential Information, Recipient shall, as promptly as possible to the extent permitted by applicable law, provide Disclosing Party with notice of any such requirement so that Disclosing Party may seek a protective order or other appropriate remedy (and Recipient will reasonably cooperate with Disclosing Party in such efforts, at Disclosing Party’s request and Recipient’s expense) or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a written waiver from Disclosing Party, Recipient or any of its Representatives is advised by legal counsel that it is nonetheless required to disclose Confidential Information, then Recipient or such Representative, as applicable, may, without liability under this Agreement, disclose only that portion of the Confidential Information required to be so disclosed, provided that Recipient will cooperate with Disclosing Party, at Disclosing Party’s request and at Recipient’s expense, to obtain assurance that confidential treatment will be accorded such disclosed information.

4. No Grant of Rights. Nothing in this Agreement, nor any disclosure made under this Agreement, shall be construed to grant Recipient or any of its Representatives any rights, by license or otherwise, either express or implied, in any patent, copyright, trademark, trade secret or other form of intellectual property now or hereafter owned, obtained or licensed by Disclosing Party or any of its Affiliates, or any other ownership rights of any kind in any Confidential Information. Recipient acknowledges and agrees that the Confidential Information is, and remains, the exclusive property of Disclosing Party or its Affiliates (as applicable) at all times and throughout the world.

5. No Representations or Warranties. Nothing in this Agreement shall be deemed to be a representation or warranty by Disclosing Party or any of its Representatives about any Confidential Information. Recipient acknowledges and agrees that neither Disclosing Party nor any of Disclosing Party’s Representatives has made any representation or warranty, express or implied, as to the accuracy or completeness of any Confidential Information. Recipient agrees that, except as otherwise set forth in a written agreement, other than this Agreement, executed by the Parties, neither Disclosing Party nor any of Disclosing Party’s Representatives shall have any liability to Recipient relating to or resulting from the use of the Confidential Information or any errors therein or omissions therefrom. Disclosing Party’s Representatives are express third party beneficiaries of this Section.

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6. Return or Destruction of Confidential Information. Recipient shall, and shall cause its Representatives to, within five days following Disclosing Party’s written request, return all originals, copies, extracts, other reproductions, summaries and any other form(s) or embodiment(s) made by Recipient or any of its Representatives of any Confidential Information in any tangible media, or, in the alternative and at Recipient’s sole option, within five days following Disclosing Party’s written request, certify to Disclosing Party, in a writing signed by an executive officer of Recipient, destruction (as applicable) of the same and at the same time shall delete, and cause each of its Representatives to delete, any Confidential Information from all computer files and from all computer archives or back-up media and shall, in such writing, certify that it has done so. Recipient’s and its Representatives’ obligation to return or destroy copies of Confidential Information does not apply to copies of Confidential Information stored in system-type media (e.g., server system caches and backup tapes); provided that such media are not readily accessible to users, and in the ordinary course of business are periodically, and systematically, overwritten. Notwithstanding the foregoing, Recipient or any of its Representatives may retain the Confidential Information if required in order to comply with applicable laws, rules or regulations or internal compliance requirements. Notwithstanding anything to the contrary in this Agreement (including Section 10 below), all Confidential Information that is retained in accordance with the immediately foregoing sentence shall remain subject to this Agreement (including Sections 2 and 3 of this Agreement and this Section 6) for as long as such Confidential Information is so retained.

7. No Disclosure of this Agreement. Except as required by Governmental Requirement and in accordance with Section 3 of this Agreement, the Recipient shall not, and shall not permit any of its Representatives to, without the prior written consent of the Disclosing Party, disclose to any Person the fact that the Confidential Information has been made available to the Recipient or its Representatives or that the Recipient or its Representatives has received or inspected any portion of the Confidential Information. All such information shall be deemed to be included in the definition of “Confidential Information”.

8. Securities Law Compliance. The Recipient understands that: (a) the Confidential Information may contain or constitute material non-public information concerning the Disclosing Party and its Affiliates; and (b) trading in the Disclosing Party’s securities while in possession of material nonpublic information or communicating that information to any other Person who trades in such securities could subject the Recipient to liability under the U.S. federal and state securities laws, and the rules and regulations promulgated thereunder, including Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The Recipient agrees that it and its Affiliates will not, and Recipient will direct its Representatives not to, trade in the Disclosing Party’s securities while in possession of material nonpublic information or at all until the Recipient, its Affiliates and its Representatives can do so in compliance with all applicable laws and without breach of this Agreement.

9. Additional Agreements. Each Party acknowledges and agrees that the Parties, and/or their counsel, in the future may enter into additional written agreements regarding certain, specified Confidential Information that may be sensitive or of a competitive nature that will provide additional restrictions on the disclosure or use of such Confidential Information. Each Party further agrees that where there is conflict between the terms of any such additional agreement and this Agreement, the terms of such additional agreement shall govern with respect to the subject matter of such additional agreement.

10. Term. Unless otherwise specifically provided in another Section of this Agreement, the term of this Agreement and the rights and obligations of the Parties pursuant to this Agreement shall commence on the Effective Date and terminate one year following the last date of delivery of Confidential Information from Disclosing Party or one of its Representatives to Recipient or any of its Representatives; provided that the last sentence of Section 6, the provisions of Sections 8 and 11 and the provisions of this Section 10 shall survive the expiration or termination of this Agreement. Notwithstanding the immediately foregoing sentence, Recipient’s obligations under this Agreement shall not terminate with respect to any trade secret until such time as such trade secret is no longer a trade secret (provided, however, that Recipient’s obligations under this Agreement shall not terminate with respect to any trade secret if such trade secret ceases to be a trade secret as a result of any act or omission by Recipient or any of its Representatives).

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11. General Provisions.

(a) Construction. Unless the context requires otherwise: (i) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (ii) references to Sections are to sections of this Agreement; (iii) “or” is used in the inclusive sense of “and/or”; and (iv) the word “including” means “including, without limitation”, the word “include” means “include, without limitation” and the word “includes” means “includes, without limitation”.

(b) Equitable Relief. The Parties agree that money damages would not be a sufficient remedy for any breach or potential breach of this Agreement by the Recipient or any of its Representatives (treating the Recipient’s Representatives as if they were signatories hereto) and that without prejudice to any other rights and in addition to all other remedies it may be entitled to, the Disclosing Party shall be entitled to seek specific performance and injunctive or other equitable relief without proof of damages and, to the extent permitted by law, without the necessity of posting any bond or other security as a remedy for any such breach or potential breach of this Agreement.

(c) Enforcement Costs. If any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys’ fees shall include paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by an attorney to the prevailing party.

(d) Assignment. Recipient shall not assign this Agreement or any interest in this Agreement without Disclosing Party’s prior express written consent, which written consent Disclosing Party may, at its sole discretion, withhold. Any attempted assignment or transfer by Recipient not in accordance with this Section 12(d) shall be void and without effect. This Agreement shall be binding upon, shall inure to the benefit of, and may be enforced by the Parties and their respective successors and permitted assigns.

(e) Severability. If any provision of this Agreement is deemed invalid or unenforceable, such provision will be deemed limited by construction in scope and effect to the minimum extent necessary to render it valid and enforceable and, in the event no such limiting construction is possible, the invalid or unenforceable provision will be deemed severed from this Agreement without affecting the validity of any other term or provision.

(f) Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each of the Parties.

(g) Waivers, etc.; Effect of Waiver or Consent. Any waiver, permit, consent or approval of any kind or character on the part of either Party of any provision of this Agreement or of any breach or default under this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. No delay or omission to exercise any right, power or remedy accruing to a Party shall impair any such right, power or remedy of that Party; nor shall it be construed to be a waiver of any such breach or default or an acquiescence in such breach or default or of any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default.

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(h) Governing Law; Submission to Jurisdiction.

(i) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Florida.

(ii) ANY ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE EXCLUSIVELY INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN PALM BEACH COUNTY, FLORIDA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN SUCH ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE ANY RIGHT TO, AND AGREE NOT TO, PLEAD OR CLAIM THAT AN ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(i) JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM, OR OTHER ACTION OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, THE PERFORMANCE OF THIS AGREEMENT, OR THE RELATIONSHIP CREATED BY THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. NOTWITHSTANDING ANY PROVISION OF THIS AGREEEMENT TO THE CONTRARY, EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY THE OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TERMS OF THIS SECTION 11(i).

(j) Entire Agreement. This Agreement is the only agreement between the Parties on its subject matter and supersedes all prior or contemporaneous agreements regarding its subject matter.

(k) Notice. All notices hereunder shall be deemed given if in writing and delivered, if sent by national overnight delivery service, courier, electronic mail or by registered or certified mail (return receipt requested) to the Parties at their respective addresses (or at such other addresses as shall be specified by like notice) set forth on the signature page(s) to this Agreement. Any notice given by national overnight delivery service, courier, or mail (including electronic mail) shall be effective when received.

(l) Further Miscellaneous Provisions. The headings contained in this Agreement are for convenience only. Such headings are not considered a part of this Agreement and will not limit or affect in any way the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall constitute the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) format, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

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[SIGNATURE PAGE FOLLOWS]

The undersigned have executed this Agreement as of the date first set forth above.

RECIPIENT:

CYRUS CAPITAL PARTNERS, L.P.

By:
Print Name:
Title:

Address for Notices:

Cyrus Capital Partners, L.P.
Attn: Daniel Bordessa
65 East 55th Street, 35th Floor
New York New York 10022
dbordessa@cyruscapital.com

DISCLOSING PARTY:

OVERSEAS SHIPHOLDING GROUP, INC.

By:
Print Name:
Title:

Address for Notices:

attention:
Susan Allan
General Counsel
302 Knights Run Ave.
Suite 1200
Tampa, FL 33609
sallan@osg.com

Signature Page to Non-Disclosure Agreement